Exhibit 5

UNAUDITED SUMMARY FINANCIAL INFORMATION

OF

THE PREDECESSORS OF JAPAN FINANCE CORPORATION

The Predecessor

The statement of earnings data and the balance sheet data that are identified below as statutory financial data were derived from the financial statements prepared by the Predecessor in accordance with the Japan Bank for International Cooperation Law and regulations thereunder.

The statement of operations data and the balance sheet data that are identified below as being in accordance with “Japanese GAAP” were derived from the financial statements of the Predecessor prepared in accordance with Japanese GAAP.

The principal differences in accounting practice between the two sets of financial statements that are set forth below included differences in the accounting for allowance in relation to loans and equity investments, allowance for employee retirement benefits and financial instruments.

The Predecessor did not prepare consolidated financial statements.

STATUTORY FINANCIAL DATA

Balance Sheets—The Predecessor

	As of March 31,		As of September 30,
	2008	2007	2008	2007
	(in millions)
Assets:
Cash and Cash Equivalents	¥325,699	¥326,200	¥248,275	¥398,811
Loans	18,692,943	19,202,282	18,217,101	19,173,114
Investments	135,523	140,750	145,768	135,957
Securities	6,900	8,622	5,404	7,764
Accrued Interest Income	136,695	145,276	128,507	156,369
Miscellaneous Assets	28,301	38,836	286,564	13,201
Premises and Equipment	25,079	25,647	24,989	25,264
Deferred Charges	3,417	3,062	826	2,789
Customers’ Liabilities for Acceptances and Guarantees	1,617,474	1,492,439	1,589,622	1,621,194
Allowance for Possible Loan and Investment Losses	(447,016)	(449,046)	(434,623)	(448,932)

TOTAL ASSETS	¥20,525,015	¥20,934,069	¥20,212,433	¥21,085,529

LIABILITIES, CAPITAL AND RESERVE:
Liabilities:
Borrowings	¥6,972,187	¥8,094,826	¥6,556,346	¥7,873,321
Bonds and Notes	2,130,894	1,914,517	2,209,581	1,999,299
Accrued Expenses	72,812	84,237	61,290	95,864
Miscellaneous Liabilities	29,742	10,063	8,178	62,656
Acceptance and Guarantees	1,617,474	1,492,439	1,589,622	1,621,194

TOTAL LIABILITIES	10,823,109	11,596,081	10,422,208	11,652,335
Capital and Reserves:
Capital of the International Financial Account	985,500	985,500	1,005,500	985,500
Capital of the Overseas Economic Cooperation Account	7,390,572	7,231,508	7,456,772	7,231,508
Reserve of the International Financial Account	780,375	745,236	809,206	780,375
Net Earnings of the International Financial Account	57,661	70,279	21,144	31,495
Reserve of the Overseas Economic Cooperation Account	305,464	166,062	487,798	305,464
Net Earnings of the Overseas Economic Cooperation Account	182,333	139,402	9,806	98,852

TOTAL CAPITAL AND RESERVES	9,701,906	9,337,987	9,790,226	9,433,195

TOTAL LIABILITIES, CAPITAL AND RESERVES	¥20,525,015	¥20,934,069	¥20,212,433	¥21,085,529

Statements of Earnings—The Predecessor

	Year ended March 31,		Six months ended September 30,
	2008	2007	2008	2007
	(in millions)
Ordinary Income
Interest on Loans	¥558,050	¥577,217	¥225,993	¥287,793
Guarantee Commissions	5,233	4,254	2,601	2,516
Interest on Securities	188	217	81	98
Dividends on Investments	15,052	7,142	4,337	5,318
Grant from General Account	20,000	30,000	6,750	10,000
Interest on Deposits in Banks	12,415	8,349	2,452	4,422
Interest on Swaps and Miscellaneous Interest Received	9,133	12,941	9,098	4,103
Commissions	1,948	2,189	706	902
Foreign Exchange Gains	2,230	3,413	58	2,000
Gain on Disposal of Investments	14,308	75	—	14,308
Other Income	5,040	2,542	1,148	2,134
Reversal of Allowance for Possible Loan and Investment Losses	449,046	456,589	447,016	449,046

Total	¥1,092,644	¥1,104,928	¥700,241	¥782,641

Ordinary Expenses
Interest on Borrowings	¥132,615	157,505	54,548	66,319
Interest on Bonds and Notes	68,646	70,799	31,404	34,500
Interest on Swaps and Miscellaneous Interest Payment	142,732	129,007	33,210	75,631
Administrative Expenses	26,741	24,368	15,956	12,717
Depreciation of Premises and Equipment	1,120	1,073	535	546
Commissions	6,128	6,219	2,429	1,389
Foreign Exchange Losses	7,679	3,023	6,865	1,178
Loss from Disposal of Investments	—	4,624	—	—
Write-off of Loans	18,467	47,322	89,124	10,415
Amortization of Discounts on Bonds and Notes	584	569	—	259
Amortization of Bond and Note Issue Expenses	727	972	360	345
Other Expenses	196	719	236	63
Provision for Allowance for Possible Loan and Investment Losses	447,016	449,046	434,623	448,932

	852,650	895,247	669,291	652,294
Net Earnings of the International Financial Account	57,661	70,279	21,144	31,495
Net Earnings of the Overseas Economic Cooperation Account	182,333	139,402	9,806	98,852

Total	¥1,092,644	¥1,104,928	¥700,241	¥782,641

Balance Sheets—The Predecessor—International Financial Account

	As of March 31,		As of September 30,
	2008	2007	2008	2007
	(in millions)
ASSETS:
Cash and Cash Equivalents	¥324,170	¥258,234	¥244,301	¥303,039
Loans	7,305,811	7,823,666	6,948,720	7,875,531
Investments	921	810	10,926	798
Securities	6,900	8,622	5,404	7,764
Accrued Interest Income	74,927	79,593	67,763	92,888
Miscellaneous Assets	27,580	38,224	285,516	12,498
Premises and Equipment	18,398	18,847	18,204	18,586
Deferred Charges	3,417	3,062	826	2,789
Customers’ Liabilities for Acceptances and Guarantees	1,617,474	1,492,439	1,589,622	1,621,194
Allowance for Possible Loan and Investment Losses	(53,570)	(54,950)	(40,885)	(55,186)

TOTAL ASSETS	¥9,326,027	¥9,668,546	¥9,130,395	¥9,879,900

LIABILITIES, CAPITAL AND RESERVES:
Liabilities:
Borrowings	¥3,665,483	¥4,380,023	¥3,442,084	¥4,321,422
Bonds and Notes	2,130,894	1,914,517	2,209,581	1,999,299
Accrued Expenses	59,223	70,604	47,990	78,288
Miscellaneous Liabilities	29,417	9,949	8,078	62,327
Acceptances and Guarantees	1,617,474	1,492,439	1,589,622	1,621,194

TOTAL LIABILITIES	7,502,491	7,867,531	7,294,546	8,082,530

Capital and Reserves:
Capital	985,500	985,500	1,005,500	985,500
Reserve	780,375	745,236	809,206	780,375
Net Earnings for the Period	57,661	70,279	21,144	31,495

TOTAL CAPITAL AND RESERVES	1,823,536	1,801,015	1,835,850	1,797,370

TOTAL LIABILITIES, CAPITAL AND RESERVES	¥9,326,027	¥9,668,546	¥9,130,395	¥9,879,900

Statement of Earnings—The Predecessor—International Financial Account

	Year ended March 31,		Six months ended September 30,
	2008	2007	2008	2007
	(in millions)
Ordinary Income:
Interest on Loans	¥326,158	¥336,857	¥113,709	¥170,804
Guarantee Commissions	5,233	4,254	2,601	2,516
Interest on Securities	188	217	81	98
Interest on Deposits in Banks	12,199	8,338	2,319	4,269
Interest on Swaps and Miscellaneous Interest Received	9,132	12,939	9,097	4,102
Commissions	1,279	1,628	487	656
Foreign Exchange Gains	2,219	3,413	58	1,989
Other Income	4,756	2,255	860	1,896
Reversal of Allowance for Possible Loan and Investment Losses	54,950	55,009	53,570	54,950

Total	¥416,115	¥424,911	¥182,782	¥241,280

Ordinary Expenses:
Interest on Borrowings	¥64,297	¥76,547	¥25,624	¥33,576
Interest on Bonds and Notes	68,646	70,619	31,404	34,500
Interest on Swaps and Miscellaneous Interest Payment	142,732	129,006	33,210	75,631
Administrative Expenses	16,671	15,195	9,950	7,937
Depreciation of Premises and Equipment	776	748	377	380
Commissions	1,962	2,192	778	396
Foreign Exchange Losses	7,610	3,022	6,864	1,178
Write-off of Loans	732	732	12,074	366
Amortization of Discounts on Bonds and Notes	584	569	—	259
Amortization of Bond and Note Issue Expenses	727	972	360	345
Other Expenses	147	79	112	31
Provision for Allowance for Possible Loan and Investment Losses	53,570	54,950	40,885	55,186

	358,454	354,632	161,638	209,785
Net Earnings	57,661	70,279	21,144	31,495

Total	¥416,115	¥424,911	¥182,782	¥241,280

Balance Sheets—The Predecessor—Overseas Economic Cooperation Account*

	As of March 31,		As of September 30,
	2008	2007	2008	2007
	(in millions)
ASSETS:
Cash and Cash Equivalents	¥1,529	¥67,966	¥3,973	¥95,772
Loans	11,387,131	11,378,616	11,268,382	11,297,583
Investments	134,602	139,940	134,843	135,158
Accrued Interest Income	61,768	65,683	60,744	63,481
Miscellaneous Assets	721	613	1,062	703
Premises and Equipment	6,681	6,800	6,785	6,678
Allowance for Possible Loan and Investment Losses	(393,445)	(394,095)	(393,737)	(393,746)

TOTAL ASSETS	¥11,198,988	¥11,265,523	¥11,082,052	¥11,205,629

LIABILITIES, CAPITAL AND RESERVES:
Liabilities
Borrowings	¥3,306,704	¥3,714,803	¥3,114,262	¥3,551,899
Accrued Interest Expenses	13,589	13,633	13,299	17,577
Miscellaneous Liabilities	325	114	114	329

TOTAL LIABILITIES	3,320,618	3,728,550	3,127,676	3,569,804

Capital	7,390,572	7,231,508	7,456,772	7,231,508
Reserve	305,464	166,062	487,798	305,464
Net Earnings for the Period	182,333	139,402	9,806	98,852

TOTAL CAPITAL AND RESERVES	7,878,370	7,536,973	7,954,376	7,635,825

TOTAL LIABILITIES, CAPITAL AND RESERVES	¥11,198,988	¥11,265,523	¥11,082,052	¥11,205,629

*	As of October 1, 2008, the assets and obligations of the Overseas Economic Cooperation Operations of the Predecessor were transferred to the Incorporated Administrative Agency—the Japan International Cooperation Agency.

Statement of Earnings—The Predecessor—Overseas Economic Cooperation Account*

	Year ended March 31,		Six months ended September 30,
	2008	2007	2008	2007
	(in millions)
Ordinary Income:
Interest on Loans	¥231,892	¥240,360	¥112,285	¥116,989
Dividends on Investments	15,052	7,142	4,337	5,318
Grant from General Account	20,000	30,000	6,750	10,000
Interest on Deposits in Banks	216	11	134	153
Miscellaneous Interest Received	1	1	0	1
Commissions	669	561	219	247
Foreign Exchange Gains	11	0	—	11
Gain on Disposal of Investments	14,308	75	—	14,308
Other Income	285	287	288	238
Reversal of Allowance for Possible Loan and Investment Losses	394,095	401,580	393,445	394,095

Total	¥676,528	¥680,017	¥517,459	¥541,360

Ordinary Expenses:
Interest on Borrowings	¥68,317	¥80,958	¥28,925	¥32,743
Interest on Bonds and Notes	—	180	—	—
Miscellaneous Interest Payment	—	1	—	—
Administrative Expenses	10,069	9,173	6,006	4,780
Depreciation of Premises and Equipment	344	325	158	166
Commissions	4,166	4,027	1,651	993
Foreign Exchange Losses	69	0	1	0
Loss from Disposal of Investments	—	4,624	—	—
Write-off of Loans	17,735	46,590	77,051	10,049
Other Expenses	48	640	124	31
Provision for Allowance for Possible Loan and Investment Losses	393,445	394,095	393,737	393,746

	494,195	540,615	507,653	442,508
Net Earnings	182,333	139,402	9,806	98,852

Total	¥676,528	¥680,017	¥517,459	¥541,360

*	As of October 1, 2008, the assets and obligations of the Overseas Economic Cooperation Operations of the Predecessor were transferred to the Incorporated Administrative Agency—the Japan International Cooperation Agency.

JAPANESE GAAP FINANCIAL DATA

Balance Sheets—The Predecessor

	As of March 31,		As of September 30,
	2008	2007	2008	2007
	(in millions)
Assets
Cash and Due from Banks	¥307,253	¥328,991	¥247,064	¥393,135
Securities	104,491	110,079	114,302	104,953
Loans	17,625,525	18,828,849	17,731,612	18,626,870
Miscellaneous Assets	698,058	261,162	573,641	306,871
Tangible Fixed Assets	24,537	25,060	24,527	24,694
Intangible Fixed Assets	4,260	3,514	4,990	3,752
Deferred Charges on Bonds and Notes	1,145	1,066	1,267	964
Customers’ Liabilities for Acceptances and Guarantees	1,536,922	1,496,958	1,577,509	1,603,695
Allowance for Possible Loan Losses	(203,835)	(232,959)	(245,805)	(213,340)

Total Assets	¥20,098,361	¥20,822,723	¥20,029,111	¥20,851,597

Liabilities and Net Assets

Liabilities
Bonds and Notes	¥2,053,373	¥1,976,086	¥2,212,393	¥2,041,606
Borrowings	6,972,186	8,094,826	6,556,346	7,873,320
Miscellaneous Liabilities	56,860	208,734	58,477	170,975
Reserve for Bonus Payments	1,035	1,027	1,025	1,004
Reserve for Employee Retirement Benefits	17,215	16,179	17,139	16,227
Acceptances and Guarantees	1,536,922	1,496,958	1,577,509	1,603,695

Total Liabilities	¥10,637,593	¥11,793,812	¥10,422,890	¥11,706,830

Net Assets

Capital
Capital Attributable to the International Financial Account	985,500	985,500	1,005,500	985,500
Capital Attributable to the Overseas Economic Cooperation Account	7,390,572	7,231,508	7,456,772	7,231,508

	8,376,072	8,217,008	8,462,272	8,217,008

Retained earnings

Other retained earnings
Reserve Attributable to the International Financial Account	780,375	745,236	809,205	780,375
Reserve Attributable to the Overseas Economic Cooperation Account	305,464	166,062	487,797	305,464
Accumulated Deficit	(33,359)	(98,273)	(207,290)	(149,069)

	1,052,480	813,025	1,089,712	936,770

Total Stockholders’ Equity	9,428,552	9,030,033	9,551,985	9,153,778
Net Deferred Gains (Losses) on Hedges	32,215	(1,122)	54,235	(9,011)

Total Valuation Differences and Translation Adjustments	32,215	(1,122)	54,235	(9,011)

Total Net Assets	9,460,768	9,028,911	9,606,220	9,144,767

Total Liabilities and Net Assets	¥20,098,361	¥20,822,723	¥20,029,111	¥20,851,597

Statements of Operations—The Predecessor

	Year ended March 31,		Six months ended September 30,
	2008	2007	2008	2007
	(in millions)
Income
Interest Income	¥587,965	¥587,793	¥236,891	¥306,027
Interest on Loans	561,114	572,467	230,262	296,255
Interest and Dividend Income on Securities	15,014	6,781	4,264	5,282
Interest on Due from Banks	11,836	8,544	2,365	4,489
Fees and Commissions	11,267	8,320	3,548	5,177
Other Operating Income	113	1,123	165	21
Other Ordinary Income	14,670	363	127	14,424
Grant from General Account	20,000	30,000	6,750	10,000
Other Extraordinary Income	25,238	42,829	1,960	20,582

Total Income	¥659,254	¥670,431	¥249,444	¥356,232

Expenses
Interest Expenses	¥342,088	¥361,859	¥117,788	¥182,224
Fees and Commissions	6,013	5,917	2,430	1,154
Other Operating Expenses	9,160	1,203	1,144	1,395
General and Administrative Expenses	26,948	25,951	15,239	12,245
Other Ordinary Expenses	282	1,540	41,971	293
Other Extraordinary Losses	166	81	4,807	35

Total Expenses	¥384,659	¥396,554	¥183,382	¥197,348

Net Income	¥274,594	¥273,876	¥66,062	¥158,884

Balance Sheets—The Predecessor—International Financial Account

	As of March 31,		As of September 30,
	2008	2007	2008	2007
	(in millions)
Assets
Cash and Due from Banks	¥305,395	¥260,732	¥242,997	¥297,011
Securities	790	804	10,707	777
Loans	6,662,680	7,888,505	6,810,466	7,757,510
Miscellaneous Assets	639,161	198,249	515,226	246,181
Tangible Fixed Assets	18,041	18,457	17,872	18,209
Intangible Fixed Assets	2,642	2,180	3,094	2,327
Deferred Charges on Bonds and Notes	1,145	1,066	1,267	964
Customers’ Liabilities for Acceptances and Guarantees	1,536,922	1,496,958	1,577,509	1,603,695
Allowance for Possible Loan Losses	(116,226)	(130,061)	(126,312)	(118,864)

Total Assets	¥9,050,552	¥9,736,893	¥9,052,828	¥9,807,813

Liabilities and Net Assets

Liabilities
Bonds and Notes	¥2,053,373	¥1,976,086	¥2,212,393	¥2,041,606
Borrowings	3,665,483	4,380,023	3,442,084	4,321,422
Miscellaneous Liabilities	42,797	194,629	44,992	152,879
Reserve for Bonus Payments	641	637	635	623
Reserve for Employee Retirement Benefits	10,673	10,031	10,626	10,060
Acceptances and Guarantees	1,536,922	1,496,958	1,577,509	1,603,695

Total Liabilities	¥7,309,891	¥8,058,365	¥7,288,241	¥8,130,287

Net Assets
Capital:
Capital Attributable to the International Financial Account	985,500	985,500	1,005,500	985,500

Retained Earnings:
Other Retained Earnings	722,946	694,149	704,851	701,037
Reserve Attributable to the International Financial Account	780,375	745,236	809,205	780,375
Accumulated Deficit	(57,429)	(51,086)	(104,353)	(79,338)

Total Stockholders’ Equity	1,708,446	1,679,649	1,710,351	1,686,537

Net Deferred Gains (Losses) on Hedges	32,215	(1,122)	54,235	(9,011)

Total Valuation Differences and Translation Adjustments	32,215	(1,122)	54,235	(9,011)

Total Net Assets	1,740,661	1,678,527	1,764,586	1,677,525

Total Liabilities and Net Assets	¥9,050,552	¥9,736,893	¥9,052,828	¥9,807,813

Statement of Operations—The Predecessor—International Financial Account

	Year ended March 31,		Six months ended September 30,
	2008	2007	2008	2007
	(in millions)
Income
Interest Income	¥340,867	¥340,956	¥120,386	¥183,785
Interest on Loans	329,238	332,441	118,156	179,438
Interest on Due from Banks	11,629	8,515	2,230	4,346
Fees and Commissions	10,597	7,759	3,224	4,930
Other Operating Income	113	1,100	165	—
Other Ordinary Income	140	205	78	79
Other Extraordinary Income	13,673	19,743	1,942	12,156

Total Income	¥365,392	¥369,765	¥125,797	¥200,951

Expenses
Interest Expenses	¥273,771	¥280,718	¥88,863	¥149,481
Fees and Commissions	1,838	2,042	781	390
Other Operating Expenses	8,939	1,193	1,122	1,395
General and Administrative Expenses	16,789	16,178	9,502	7,640
Other Ordinary Expenses	—	43	10,087	11
Other Extraordinary Losses	118	43	4,703	3

Total Expenses	¥301,457	¥300,218	¥115,061	¥158,924

Net Income	¥ 63,935	¥ 69,546	¥ 10,735	¥ 42,026

Balance Sheets—The Predecessor—Overseas Economic Cooperation Account*

	As of March 31,		As of September 30,
	2008	2007	2008	2007
	(in millions)
Assets
Cash and Due from Banks	¥1,858	¥68,258	¥4,067	¥96,123
Securities	103,701	109,275	103,594	104,175
Loans	10,962,845	10,940,343	10,921,146	10,869,360
Miscellaneous Assets	58,897	62,913	58,548	60,690
Tangible Fixed Assets	6,496	6,603	6,655	6,485
Intangible Fixed Assets	1,618	1,334	1,895	1,424
Allowance for Possible Loan Losses	(87,609)	(102,897)	(119,492)	(94,475)

Total Assets	¥11,047,808	¥11,085,830	¥10,976,416	¥11,043,784

Liabilities and Equity/Liabilities and Net Assets

Liabilities
Borrowings	¥3,306,703	¥3,714,803	¥3,114,262	¥3,551,898
Miscellaneous Liabilities	14,062	14,105	13,617	18,095
Reserve for Bonus Payments	393	390	389	381
Reserve for Employee Retirement Benefits	6,541	6,148	6,512	6,166

Total Liabilities	¥3,327,701	¥3,735,446	¥3,134,782	¥3,576,542

Net Assets
Capital:
Capital Attributable to the Overseas Economic Cooperation Account	7,390,572	7,231,508	7,456,772	7,231,508
Retained earnings:
Other Retained Earnings
Reserve Attributable to the Overseas Economic Cooperation Account	305,464	166,062	487,797	305,464
Accumulated Earnings (Deficit)	24,069	(47,187)	(102,936)	(69,731)

	329,534	118,875	384,861	235,733

Total Stockholders’ Equity	7,720,106	7,350,383	7,841,633	7,467,241

Total Valuation Differences and Translation Adjustments	—	—	—	—

Total Net Assets	7,720,106	7,350,383	7,841,633	7,467,241

Total Liabilities and Net Assets	¥11,047,808	¥11,085,830	¥10,976,416	¥11,043,784

*	As of October 1, 2008, the assets and obligations of the Overseas Economic Cooperation Operations of the Predecessor were transferred to the Incorporated Administrative Agency—the Japan International Cooperation Agency.

Statement of Operations—The Predecessor—Overseas Economic Cooperation Account*

	Year ended March 31,		Six months ended September 30,
	2008	2007	2008	2007
	(in millions)
Income
Interest Income	¥247,097	¥246,837	¥116,505	¥122,242
Interest on Loans	231,875	240,025	112,105	116,817
Interest and Dividend Income on Securities	15,014	6,781	4,264	5,282
Interest on Due from Banks	207	29	135	142
Fees and Commissions	669	560	324	246
Other Operating Income	—	23	—	21
Other Ordinary Income	14,530	157	49	14,345
Grant from General Account	20,000	30,000	6,750	10,000
Other Extraordinary Income	11,564	23,085	37	8,425

Total Income	¥293,861	¥300,665	¥123,667	¥155,281

Expenses
Interest Expenses	68,317	81,141	28,924	32,742
Fees and Commissions	4,174	3,874	1,649	763
Other Operating Expenses	220	10	22	—
General and Administrative Expenses	10,159	9,773	5,736	4,604
Other Ordinary Expenses	282	1,497	31,883	282
Other Extraordinary Losses	48	37	124	31

Total Expenses	¥83,202	¥96,336	¥68,340	¥38,423

Net Income	¥210,658	¥204,329	¥55,326	¥116,857

*	As of October 1, 2008, the assets and obligations of the Overseas Economic Cooperation Operations of the Predecessor were transferred to the Incorporated Administrative Agency—the Japan International Cooperation Agency.

Financial Statements of Other Predecessors

National Life Finance Corporation

The following tables show the summary financial information of National Life Finance Corporation as of and for the years ended March 31, 2007 and 2008 and the six months ended September 30, 2008.

STATUTORY FINANCIAL DATA

National Life Finance Corporation

Balance Sheets

	As of March 31,		As of September 30, 2008
	2008	2007
	(in millions)
Assets:
Loans	¥7,860,594	¥8,343,507	¥7,656,431
General Loans	6,183,796	6,551,155	6,072,318
Environmental Health Business Loans	607,356	679,855	580,019
Loans Secured by Pensions	32,372	35,785	30,949
Loans Secured by Subsidy Bonds	287	260	274
Educational Loans	1,035,896	1,075,393	972,044
Loans by Liabilities for Guarantees	886	1,056	828
Cash on Hand and in Banks	62,476	39,150	32,510
Agency Accounts	2,407	2,470	2,899
Accrued Reserves	10,029	9,949	9,952
Miscellaneous Accounts	1,777	1,701	1,880
Fixed Assets	55,838	55,827	56,723
Deferred Accounts	1,067	949	—
Reserve for Doubtful Accounts	(35,445)	(34,384)	(33,302)

Total Assets	¥7,958,746	¥8,419,171	¥7,727,093

Liabilities and Capital:
Liabilities:
Borrowed Funds	¥6,050,412	¥6,454,060	¥5,923,563
Fiscal Loan Fund	5,722,090	6,125,760	5,595,240
Industrial Investment	22	—	23
General Account	328,300	328,300	328,300
Balance of Bonds	1,500,000	1,570,000	1,400,000
Trusted Funds	0	0	0
Undisbursed Balance of Loans	8,468	13,634	8,423
Accrued Expenses	12,268	9,101	13,088
Miscellaneous Accounts	6,411	2,889	1,812

Total Liabilities	7,577,560	8,049,685	7,345,907

Capital:	381,186	369,486	381,186

Total Capital	381,186	369,486	381,186

Total Liabilities and Capital	¥7,958,746	¥8,419,171	¥7,727,093

STATUTORY FINANCIAL DATA

National Life Finance Corporation

Statements of Earnings

	Year ended March 31,		Six months ended September 30, 2008
	2008	2007
	(in millions)
Ordinary Earnings:
Interest on Loans	¥164,971	¥162,361	¥82,530
Interest on General Loans	132,568	128,815	66,684
Interest on Environmental Health Business Loans	12,411	13,950	5,788
Interest on Loans Secured by Pensions	430	376	208
Interest on Loans Secured by Subsidy Bonds	3	2	2
Interest on Educational Loans	19,553	19,208	9,846
Interest on Loans by Liabilities for Guarantees	4	7	2
Commissions Received on Trusted Loans	94	92	46
Transfer from General Account (Subsidy)	5,999	5,216	3,546
Transfer from Special Account for Petroleum (Subsidy)	0	0	0
Interest on Bank Accounts	11	1	17
Profit on Securities	18	5	12
Miscellaneous Income	787	971	580
Reversal of Reserve for Uncollected Accounts	34,384	29,341	35,445

Total	¥206,266	¥197,988	122,177

Ordinary Expenses:
Interest on Borrowed Money	¥46,022	¥38,212	24,249
Interest on Bonds	14,434	12,522	7,733
Interest on Trusted Money	0	0	0
Commissions Paid	3,044	3,089	1,694
Administrative Expenses	66,699	67,800	33,597
Expenses of Issuing Bonds	548	744	106
Depreciation	39,650	41,161	21,331
Transfer to Reserve for Uncollectable Accounts	35,445	34,384	33,302
Miscellaneous Expenditures	122	128	8

Total	205,969	198,045	122,019

Ordinary Profit	297	(56)	158
Special Profit	—	356	—
Special Loss:	297	300	158
Current Profit	¥0	¥0	¥0

Japan Finance Corporation for Small and Medium Enterprise

The following tables show the summary financial information of the Japan Finance Corporation for Small and Medium Enterprise as of and for the years ended March 31, 2007 and 2008 and the six months ended September 30, 2008.

STATUTORY FINANCIAL DATA

Japan Finance Corporation for Small and Medium Enterprise

Balance Sheets

	As of March 31,		As of September 30, 2008
	2008	2007
	(in millions)
Assets
Loans	¥6,263,611	¥6,896,499	¥5,792,747
Cash and due from banks	471,911	495,242	529,512
Securities	37,829	44,900	33,756
Trust beneficiary rights	7,679	2,805	6,815
Accrued income receivable	7,097	8,019	6,910
Accounts due	9	3	118
Other assets	547	561	527
Fixed assets	25,161	25,610	24,344
Deferred accounts	1,881	2,396	—
Indemnity rights	3,035	1,534	4,073
Customers’ guaranteed liabilities	18,923	34,159	57,487
Reserve for possible loan losses	(16,803)	(11,770)	(5,036)
Reserve for indemnity rights	(3,035)	(1,534)	(4,073)

Total assets	¥6,817,846	¥7,498,423	¥6,447,191

Liabilities and capital
Borrowings	¥2,560,867	¥2,675,970	¥2,636,277
Bonds issued	2,823,929	3,357,129	2,510,629
Undisbursed balance of loans	17,905	16,613	17,227
Accrued expenses payable	11,363	13,350	9,691
Other liabilities	8,007	33,746	11,243
Reserve for outstanding claims	117,696	97,698	144,748
Policy reserve	7	20	5
Unearned guarantee fee	314	675	179
Unearned insurance premium	1,206	2,891	769
Guaranteed liabilities	18,923	34,159	57,487

Total liabilities	¥5,560,219	¥6,232,251	¥5,386,620

Capital for Loan Programs Account	¥473,435	¥464,335	¥476,535
Capital for Securitization Support Programs Account for Purchase-type Operation	24,476	23,258	24,476
Capital for Securitization Support Programs Account for Guarantee-type Operation	16,500	12,000	18,240
Capital for Credit Insurance Programs Account	937,852	860,135	676,977
Capital for Transitional Operation of the Machinery Credit Insurance Programs Account	2,421	2,421	2,421
Capital for Special Insurance Programs for Midsize Enterprises Special Account	71,679	71,679	71,679
Reserve for Securitization Support Programs Account for Purchase-type Operation	42	10	215
Net profit from Securitization Support Programs Account for Purchase-type Operation	347	63	124
Losses Carried Forward for Securitization Support Programs Account for Guarantee-type Operation	(539)	—	(1,645)
Net profit from Securitization Support Programs Account for Guarantee-type Operation	(1,105)	(539)	(922)
Net profit from Credit Insurance Programs Account	(277,276)	(175,383)	(218,339)
Reserve for Transitional Operation of the Machinery Credit Insurance Programs Account	8,134	6,152	9,580
Net profit from Transitional Operation of the Machinery Credit Insurance Programs Account	1,446	1,982	852
Reserve for Special Insurance Programs for Midsize Enterprises Special Account	43	29	129
Net profit from Special Insurance Programs for Midsize Enterprises Special Account	171	29	248

Total capital	¥1,257,627	¥1,266,172	¥1,060,571

Total liabilities and capital	¥6,817,846	¥7,498,423	¥6,447,191

STATUTORY FINANCIAL DATA

Japan Finance Corporation for Small and Medium Enterprise

Statements of Earnings

	Year ended March 31,		Six months ended September 30, 2008
	2008	2007
	(in millions)
Ordinary Income	¥605,830	¥629,606	¥354,000
Interest on loans	111,859	116,367	53,579
Interest on trust beneficiary rights	122	55	60
Guarantee fee	475	573	151
Insurance premium	165,441	162,299	82,077
Recoveries from insurance money paid	167,429	186,464	74,304
Trust fee	245	187	116
Receipts from general account of the national budget	42,049	44,210	3,147
Receipts from special account for Promotion Measures for Electric Power Resources Development	—	11	—
Receipts from special account for Development Measures of Supply and Demand Structure of Petroleum and Energy	—	8	—
Receipts from the Account for Energy Measures	18	—	8
Interest on deposits	2,189	1,129	1,039
Interest and profit on securities	775	666	341
Other	1,315	1,514	430
Reversal of reserve for possible loan losses	11,770	6,260	16,803
Reversal of reserve for indemnity rights	1,534	302	3,035
Reversal of reserve for outstanding claims	97,698	103,473	117,696
Reversal of policy reserve	20	248	7
Reversal of unearned insurance premium	2,891	5,839	1,206
Ordinary expenses	¥882,249	¥803,374	¥571,920
Interest on borrowings	21,433	17,057	11,487
Interest on bonds	38,110	46,888	17,141
Other interest paid	2	0	0
Insurance claims	582,507	522,501	343,041
Business consignment expenses	1,997	1,585	1,029
Administrative expenses	33,922	34,138	17,812
Bond issuing expenses	945	1,381	321
Depreciation and amortization	64,507	65,796	26,457
Provision for possible loan losses	16,803	11,770	5,036
Provision for reserve for indemnity rights	3,035	1,534	4,073
Provision for reserve for outstanding claims	117,696	97,698	144,748
Provision for policy reserve	7	20	5
Provision for unearned insurance premium	1,206	2,891	769
Other	80	116	1
Ordinary profit	¥(276,419)	¥(173,767)	¥(217,920)
Extraordinary profits
Profit on sales of fixed assets	24	30	413
Extraordinary losses	21	111	530
Losses on sales of fixed assets	0	11	481
Losses on disposal of fixed assets	21	100	49
Net profit from Loan Programs Account	0	0	0
Net profit from Securitization Support Programs Account for Purchase-type Operation	347	63	124
Net profit from Securitization Support Programs Account for Guarantee-type Operation	(1,105)	(539)	(922)
Net profit from Credit Insurance Programs Account	(277,276)	(175,383)	(218,339)
Net profit from Transitional Operation of the Machinery Credit Insurance Programs Account	1,446	1,982	852
Net profit from Special Insurance Programs for Midsize Enterprises Special Account	171	29	248

Agriculture, Forestry and Fisheries Finance Corporation

The following tables show the summary financial information of the Agriculture, Forestry and Fisheries Finance Corporation as of and for the years ended March 31, 2007 and 2008 and the six months ended September 30, 2008.

STATUTORY FINANCIAL DATA

Agriculture, Forestry and Fisheries Finance Corporation

Balance Sheets

	As of March 31,		As of September 30, 2008
	2008	2007
	(in millions)
Assets:
Cash and Cash Equivalents	¥31,508	¥38,898	¥14,131
Loans	2,823,225	2,942,501	2,806,601
Investments	2,030	2,030	2,030
Securities	95	194	—
Deposits	6,500	6,500	6,500
Trustee Accounts	2,134	1,504	1,725
Accrued Interest Income	16,367	17,993	27,811
Miscellaneous Assets	150	188	164
Premises and Equipment	12,441	12,572	12,520
Deferred Charges	102	92	—
Allowance for Possible Loan and Investment Losses	(16,684)	(17,236)	(16,684)

Total Assets	¥2,877,870	¥3,005,239	¥2,854,798

Liabilities and Capital:
Liabilities:
Borrowings	¥2,345,046	¥2,442,139	¥2,316,996
Bonds and Notes	130,000	139,000	140,000
Trusted Funds	35,852	32,050	36,145
Undisbursed Balance of Loans	34,754	57,570	25,892
Accrued Expenses	14,071	15,903	15,337
Miscellaneous Liabilities	1,449	1,707	1,612

Total Liabilities	2,560,903	2,688,372	2,535,887

Capital:
Capital	316,967	316,867	316,967
Net Earnings for the Period	0	0	1,944

Total Capital	316,967	316,867	318,911

Total Liabilities and Capital	¥2,877,870	¥3,005,239	¥2,854,798

STATUTORY FINANCIAL DATA

Agriculture, Forestry and Fisheries Finance Corporation

Statements of Earnings

	Year ended March 31,		Six months ended September 30, 2008
	2008	2007
	(in millions)
Ordinary Earnings:
Interest on Loans	¥60,995	¥65,654	¥31,399
Transfer from General Account	35,523	38,132	13,574
Interest on Deposits	45	12	18
Interest on Bank Accounts	38	38	7
Profit on Securities	2	2	3
Miscellaneous Income	2,069	1,760	1,700
Reversal of Allowance for Possible Loan and Investment Losses	17,236	14,852	16,685

Total	¥115,910	¥120,453	¥63,387

Ordinary Expenses:
Interest on Borrowings	¥60,773	¥69,662	¥26,951
Interest on Bonds and Notes	2,346	2,004	1,251
Business Consignment Expenses	9,055	8,500	4,477
Administrative Expenses	14,093	13,917	7,354
Expenses of Issuing Bonds	100	125	47
Depreciation	12,747	8,946	4,605
Provision for Allowance for Possible Loan and Investment Losses	16,684	17,236	16,684
Other Expenses	82	113	36

Total	115,883	120,506	61,405

Ordinary Profit	26	(52)
Extraordinary Profit	0	85	1
Extraordinary Loss	26	32	38

Net Earnings	¥0	¥0	¥1,944